Exhibit 99.(h)(iii)

EXECUTION VERSION

4,250,000 Shares

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

COMMON SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE

UNDERWRITING AGREEMENT

August 18, 2010

August 18, 2010

Morgan Stanley & Co. Incorporated

Citigroup Global Markets Inc.

UBS Securities LLC

as representatives of the several

Underwriters named in Schedule I hereto

c/o Morgan Stanley & Co. Incorporated

1585 Broadway

New York, New York 10036

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

UBS Securities LLC

299 Park Avenue

New York, New York 10171

Ladies and Gentlemen:

Fiduciary/Claymore MLP Opportunity Fund, statutory trust organized under the laws of the State of Delaware (the “Fund”), is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Fund proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) 4,250,000 shares of its common shares of beneficial interest, par value $0.01 per share  (the “Firm Shares”).  The Fund also proposes to issue and sell to the several Underwriters not more than an additional 637,500 shares of its common shares of beneficial interest, par value $0.01 per share  (the “Additional Shares”) if and to the extent that you, as Manager of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares granted to the Underwriters in Section 3 hereof.  The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.”  The common shares of beneficial interest, par value $0.01 per share of the Fund are hereinafter referred to as the “Common Shares.”

Claymore Advisors, LLC (“Claymore” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an Investment Advisory Agreement between Claymore and the Fund (the “Investment Advisory Agreement”).  Fiduciary Asset Management, LLC (“FAMCO” or the “Sub-Adviser”) acts as the Fund’s investment sub-adviser pursuant to an Investment Sub-Advisory Agreement among FAMCO, Claymore and the Fund (the “Sub-Advisory Agreement”).

The Investment Company Act and the Securities Act of 1933, as amended (the “Securities Act”) are hereinafter referred to collectively as the “Acts,” and the rules and regulations of the Commission under the Acts and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) are hereinafter referred to collectively as the “Rules and Regulations.”

The Fund has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-2 (File Nos. 333-148949 and 811-21652), including a base prospectus and a statement of additional information incorporated by reference in the prospectus, relating to the Shares.  The registration statement, as amended at the time post-effective amendment no. 3 thereto became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A, 430B or 430C of the Rules and Regulations, is hereinafter referred to as the “Registration Statement.” The base prospectus, dated August 5, 2010, filed with the Commission in accordance with Rule 497(c) of the Rules and Regulations (the “Base Prospectus”), together with the prospectus supplement in the form first used to confirm sales of Shares, including the statement of additional information incorporated therein by reference, is hereinafter referred to as the “Prospectus.”  If the Fund has filed an abbreviated registration statement to register additional Common Shares pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

For purposes of this Agreement, “Omitting Prospectus” means any advertisement used in the public offering of the Shares pursuant to Rule 482 of the Rules and Regulations (“Rule 482”) and “Time of Sale Prospectus” means the Base Prospectus together with the preliminary prospectus supplement, dated August 17, 2010, including the statement of additional information incorporated therein by reference, and each Omitting Prospectus identified on Schedule II hereto as a Retail Omitting Prospectus and the pricing information set forth on Schedule III hereto, all considered together.  As used herein, the terms “Registration Statement,” “preliminary prospectus supplement,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein, including the statement of additional information.

1.     Representations and Warranties of the Fund.  The Fund represents and warrants to each of the Underwriters as of the date hereof that:

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(a)   The Fund meets the requirements for the use of Form N-2 under the Acts.  The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Fund, threatened by the Commission.  The Fund meets the requirements to use the shelf registration provisions of Rule 415(a)(1)(x) under the Securities Act as set forth in currently effective “no-action” letters of the Staff of the Commission and is in compliance with such requirements.

(b)   (i) The Registration Statement, when post-effective amendment no. 3 thereto became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Acts and the applicable Rules and Regulations thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers, and at the Closing Date (as defined in Section 6), the Time of Sale Prospectus, as then amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements in or omissions from the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Fund in writing by such Underwriter through you expressly for use therein.

(c)   The Fund has been duly formed, has a legal existence and is in good standing under the laws of the State of Delaware, has the power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in

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good standing would not have a material adverse effect on the Fund.  The Fund has no subsidiaries.

(d)   The Fund is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Fund, threatened by the Commission.  No person is serving or acting as an officer or trustee of, or investment adviser to, the Fund except in accordance with the provisions of the Investment Company Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no trustee of the Fund is an “interested person” of the Fund or an “affiliated person” of any Underwriter (each as defined in the Investment Company Act).  For purposes of the last sentence of this Section 1(d), the Fund shall be entitled to rely on the representations from such trustees.

(e)   This Agreement has been duly authorized, executed and delivered by the Fund.

(f)    None of (1) the execution and delivery by the Fund of, and the performance by the Fund of its obligations under this Agreement, or (2) the issue and sale by the Fund of the Shares as contemplated by this Agreement contravenes or will contravene (x) the Agreement and Declaration of Trust and by-laws of the Fund, (y) any agreement or other instrument binding upon the Fund that is material to the Fund or (z) any provision of applicable law, judgment, order or decree of any governmental body, agency or court having jurisdiction over the Fund, whether foreign or domestic, except, in the case of (y) and (z) above, where such contravention would not have a material adverse effect on the Fund.  No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by the Fund of its obligations under this Agreement, except such as have been obtained and as may be required by the Acts, the Advisers Act, the Exchange Act, or the applicable Rules and Regulations, or by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares or such as which the failure to obtain would not have a material adverse effect on the Fund or an adverse effect on any Underwriter.

(g)   The authorized capital stock of the Fund conforms in all material respects to the description thereof contained under the heading

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“Description of Capital Structure” in each of the Time of Sale Prospectus and the Prospectus, and the Agreement and Declaration of Trust and by-laws of the Fund and this Agreement conform in all material respects to the descriptions thereof contained in each of the Time of Sale Prospectus and the Prospectus.

(h)   The Agreement and Declaration of Trust and by-laws of the Fund comply in all material respects with all applicable provisions of the Acts and the applicable Rules and Regulations, and all approvals of such documents required under the Investment Company Act by the Fund’s shareholders and Board of Trustees have been obtained and are in full force and effect.

(i)    The Fund is not currently in breach of, or in default under, any material written agreement or instrument to which it or its property is bound or affected, which breach could reasonably be expected to have a material adverse effect on the Fund.

(j)    The Common Shares outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable (except as provided by the last sentence of Section 3.8 of the Fund’s Agreement and Declaration of Trust).

(k)   The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable (except as provided by the last sentence of Section 3.8 of the Fund’s Agreement and Declaration of Trust), and the issuance of the Shares will not be subject to any preemptive or similar rights.

(l)    The Shares and any Common Shares outstanding prior to the issuance of the Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.  The Fund’s Registration Statement on Form 8-A under the Exchange Act is effective.

(m)  Each Omitting Prospectus, if any, (i) complies in all material respects with the requirements of Rule 482, (ii) does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) complied and will comply in all material respects with the Acts, the Rules and Regulations and the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) and (iv) if required to be filed with FINRA under the rules and regulations of FINRA were provided to you or

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your counsel for filing.  Except for the Omitting Prospectuses identified on Schedule II hereto, the Fund has not prepared, used or referred to and will not, without your prior written consent, prepare, use or refer to any prospectus in reliance upon Rule 482.

(n)   There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Fund from that set forth in the Time of Sale Prospectus, and there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business or as described in the Time of Sale Prospectus.

(o)   There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened to which the Fund is a party or to which any of the properties of the Fund is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a material adverse effect on the Fund, or on the power or ability of the Fund to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(p)   The Fund has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Time of Sale Prospectus and the Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Fund.

(q)   Each preliminary prospectus supplement filed as part of the Registration Statement, at the time post-effective amendment no. 3 thereto became effective, or as part of any subsequent amendment thereto, or filed pursuant to Rule 497 under the Securities Act after the time post-effective amendment no. 3 thereto became effective, complied when so filed in all material respects with the Acts and the applicable Rules and Regulations.

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(r)    The statement of assets and liabilities included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes to such statements, presents fairly in all material respects the financial position of the Fund as of the date indicated and said statement has been prepared in conformity with generally accepted accounting principles.  Ernst & Young LLP, whose report appears in the Time of Sale Prospectus and the Prospectus and who have certified the financial statements and supporting schedules, if any, included in the Registration Statement, is an independent registered public accounting firm as required by the Acts and the applicable Rules and Regulations.

(s)   There are no material restrictions, limitations or regulations with respect to the ability of the Fund to invest its assets as described in the Time of Sale Prospectus and the Prospectus, other than as described therein.

(t)    All advertisements authorized by the Fund for use in the offering of the Shares complied and will comply in all material respects with the requirements of the Acts, the applicable Rules and Regulations and the rules and regulations of FINRA and there are no such advertisements authorized by the Fund other than (i) the Omitting Prospectuses identified in Schedule II hereto and (ii) any advertisement that complies with Rule 135a of the Rules and Regulations and that you have approved in writing.

(u)   There are no contracts, agreements or understandings between the Fund and any person granting such person the right to require the Fund to file a registration statement under the Securities Act with respect to any securities of the Fund or to require the Fund to include such securities with the Shares registered pursuant to the Registration Statement.

(v)   The expense summary information set forth in the Time of Sale Prospectus and the Prospectus in the Fee Table has been prepared in accordance with the requirements of Form N-2 and any fee projections or estimates, if applicable, comply in all material respects with the requirements of Form N-2.

(w)  Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Fund has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Fund has not purchased any of its outstanding capital stock, nor

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declared, paid or otherwise made any dividend or distribution of any kind on its capital stock (other than ordinary and customary dividends or distributions); and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Fund except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

(x)    The Fund owns or possesses, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by it, except the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Fund, and the Fund has not received any written notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, would be reasonably likely to have a material adverse effect on the Fund.

(y)   The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Time of Sale Prospectus, since the date of the Fund’s most recent audited financial statements included or incorporated by reference in the Prospectus, there has been (i) no material weakness in the Fund’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

(z)    Neither the Fund nor, to the knowledge of the Fund, any employee nor agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention is of a character to be disclosed in the Time of Sale Prospectus, the Prospectus or the Registration Statement.

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(aa) Neither the Fund nor any trustee or officer on behalf of the Fund, nor, to the Fund’s knowledge, any employee, agent or representative of the Fund, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Fund conducts its businesses in compliance with applicable anti-corruption laws.

(bb) The operations of the Fund are conducted in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Fund conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Fund, threatened.

(cc) (i)  The Fund represents that neither the Fund, any trustee or officer, nor, to the knowledge of the Fund, any employee, agent or representative of the Fund, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A)  the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control or other applicable U.S. sanctions authority (collectively, “Sanctions”), nor

(B)  located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

(ii)  The Fund represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute

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or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)  to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)  in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)  The Fund represents and covenants that it is not knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

2.     Representations and Warranties of the Adviser.  The Adviser represents and warrants to each of the Underwriters as of the date hereof that:

(a)   The Adviser has been duly formed, is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Adviser.  The Adviser has no subsidiaries.

(b)   The Adviser is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Advisory Agreement as an investment adviser to the Fund as contemplated by the Time of Sale Prospectus, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Adviser, threatened by the Commission.

(c)   This Agreement, the Investment Advisory Agreement and the Sub-Advisory Agreement (collectively, the “Claymore Agreements”) have been duly authorized, executed and delivered by the Adviser.

(d)   The execution and delivery by the Adviser of, and the performance by the Adviser of its obligations under the Claymore

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Agreements will not contravene (x) the operating agreement or by-laws of the Adviser, (y) any agreement or other instrument binding upon the Adviser that is material to the Adviser or (z) any provision of applicable law or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Adviser, whether foreign or domestic, except, in the case of (y) and (z) above, where such contravention would not have a material adverse effect on the Adviser.  No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by the Adviser of its obligations under the Claymore Agreements, except such as have been obtained and as may be required by the Acts, the Advisers Act, the Exchange Act or the applicable Rules and Regulations, or by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares or such as would not have a material adverse effect on the Adviser or an adverse effect on any Underwriter.

(e)   There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened to which the Adviser is a party or to which any of the properties of the Adviser is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a material adverse effect on the Adviser, or on the power or ability of the Adviser to perform its obligations under the Claymore Agreements or to consummate the transactions contemplated by the Time of Sale Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described.

(f)    The Adviser has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Time of Sale Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Adviser or on the Fund.

(g)   The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Time of Sale Prospectus and by the Investment Advisory Agreement.

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(h)   The Investment Advisory Agreement and the Sub-Advisory Agreement are in full force and effect and neither the Adviser nor, to the knowledge of the Adviser, any other party to the Investment Advisory Agreement or the Sub-Advisory Agreement, is in default thereunder, and, no event has occurred which with the passage of time or the giving of notice or both would constitute a default by the Adviser under such document.

(i)    All information furnished by the Adviser for use in the Registration Statement, the Time of Sale Prospectus and Prospectus, including, without limitation, the description of the Adviser (the “Adviser Information”), does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading (in the case of the Time of Sale Prospectus and Prospectus, in light of the circumstances under which such information is provided).

(j)    There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Adviser from that set forth in the Time of Sale Prospectus, and there have been no transactions entered into by the Adviser which are material to the Adviser other than those in the ordinary course of its business or as described in the Time of Sale Prospectus.

(k)   Neither the Adviser nor any director or officer on behalf of the Adviser, nor, to the Adviser’s knowledge, any employee, agent or representative of the Adviser, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Adviser conducts its businesses in compliance with applicable anti-corruption laws.

(l)    The operations of the Adviser are conducted in material compliance with the Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Adviser or any of its subsidiaries with

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respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Adviser, threatened.

(m)  (i)  The Adviser represents that neither the Adviser, any director or officer, nor, to the knowledge of the Adviser, any employee, agent or representative of the Adviser, is a Person that is, or is owned or controlled by a Person that is:

(A)  the subject of any Sanctions, nor

(B)  located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

(ii)  The Adviser represents and covenants that it will not, directly or indirectly, use, or cause or direct the Fund to use, the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)  to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)  in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)  The Adviser represents and covenants that for the past 5 years, it has not knowingly engaged in, is not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

3.     Representations and Warranties of the Sub-Adviser.  The Sub-Adviser represents and warrants to each of the Underwriters as of the date hereof that:

(a)   The Sub-Adviser has been duly formed, is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not

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have a material adverse effect on the Sub-Adviser.  The Sub-Adviser has no subsidiaries.

(b)   The Sub-Adviser is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Advisory Agreement as an investment sub-adviser to the Fund as contemplated by the Time of Sale Prospectus, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Sub-Adviser, threatened by the Commission.

(c)   This Agreement and the Sub-Advisory Agreement (collectively, the “FAMCO Agreements”) have been duly authorized, executed and delivered by the Sub-Adviser.

(d)   The execution and delivery by the Sub-Adviser of, and the performance by the Sub-Adviser of its obligations under the FAMCO Agreements will not contravene (x) the operating agreement or by-laws of the Sub-Adviser, (y) any agreement or other instrument binding upon the Sub-Adviser that is material to the Sub-Adviser or (z) any provision of applicable law or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Sub-Adviser, whether foreign or domestic, except, in the case of (y) and (z) above, where such contravention would not have a material adverse effect on the Sub-Adviser.  No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by the Sub-Adviser of its obligations under the FAMCO Agreements, except such as have been obtained and as may be required by the Acts, the Advisers Act, the Exchange Act or the applicable Rules and Regulations, or by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares or such as would not have a material adverse effect on the Sub-Adviser or an adverse effect on any Underwriter.

(e)   There are no legal or governmental proceedings pending or, to the knowledge of the Sub-Adviser, threatened to which the Sub-Adviser is a party or to which any of the properties of the Sub-Adviser is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a material adverse effect on the Sub-Adviser, or on the power or ability of the Sub-Adviser to perform its obligations under the FAMCO Agreements or to consummate the transactions contemplated by the Time of Sale

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Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described.

(f)    The Sub-Adviser has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Time of Sale Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Sub-Adviser or on the Fund.

(g)   The Sub-Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Time of Sale Prospectus and by the Sub-Advisory Agreement.

(h)   The Sub-Advisory Agreement is in full force and effect and neither the Sub-Adviser nor, to the knowledge of the Sub-Adviser, any other party to the Sub-Advisory Agreement, is in default thereunder, and, no event has occurred which with the passage of time or the giving of notice or both would constitute a default by the Sub-Adviser under such document.

(i)    All information furnished by the Sub-Adviser for use in the Registration Statement, the Time of Sale Prospectus and Prospectus, including, without limitation, the description of the Sub-Adviser (the “Sub-Adviser Information”), does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading (in the case of the Time of Sale Prospectus and Prospectus, in light of the circumstances under which such information is provided).

(j)    There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Sub-Adviser from that set forth in the Time of Sale Prospectus, and there have been no transactions entered into by the Sub-Adviser which are material to the Sub-Adviser other than those in the ordinary course of its business or as described in the Time of Sale Prospectus.

(k)   Neither the Sub-Adviser nor any director or officer on behalf of the Sub-Adviser, nor, to the Sub-Adviser’s knowledge, any employee, agent or representative of the Sub-Adviser, has taken or will

15

take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Sub-Adviser conducts its businesses in compliance with applicable anti-corruption laws.

(l)         The operations of the Sub-Adviser are conducted in material compliance with the Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Sub-Adviser or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Sub-Adviser, threatened.

(m)       (i)  The Sub-Adviser represents that neither the Sub-Adviser, any director or officer, nor, to the knowledge of the Sub-Adviser, any employee, agent or representative of the Sub-Adviser, is a Person that is, or is owned or controlled by a Person that is:

(A)  the subject of any Sanctions, nor

(B)  located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

(ii)  The Sub-Adviser represents and covenants that it will not, directly or indirectly, use, or cause or direct the Fund to use, the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)  to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)  in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)  The Sub-Adviser represents and covenants that for the past 5 years, it has not knowingly engaged in, is not now knowingly engaged in,

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and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

4.          Agreements to Sell and Purchase.  The Fund hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Fund the respective numbers of Firm Shares set forth in Schedule I hereto opposite its name at $18.55 a share (the “Purchase Price”).

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Fund agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to 637,500 Additional Shares at the Purchase Price.  You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 45 days after the date of this Agreement.  Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased.  Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice.  Additional Shares may be purchased as provided in Section 6 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares.  On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

The Fund hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and UBS Securities LLC on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such

17

other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, other than a registration statement allowing for delayed offerings of Common Shares pursuant to Rule 415 of the Rules and Regulations, provided that no such registration statement may be filed until October 2, 2010, provided further that no offers or sales from such registration statement may be made during the 90-day restricted period.  Notwithstanding the foregoing, if (x) during the last 17 days of the 90-day restricted period the Fund issues an earnings release or material news or a material event relating to the Fund occurs, or (y) prior to the expiration of the 90-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed in this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.  The Fund will provide Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and UBS Securities LLC on behalf of the Underwriters, and each individual subject to the restricted period pursuant to the lock up letters described in paragraph 7(i) with prior notice of any such announcement that gives rise to an extension of the restricted period.  The agreements contained in this paragraph shall not apply to the Shares to be sold hereunder or any Common Shares issued pursuant to the Plan.

5.          Terms of Public Offering.  The Fund, the Adviser and the Sub-Adviser are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after this Agreement has become effective as in your judgment is advisable.  The Fund, the Adviser and the Sub-Adviser are further advised by you that the Shares are to be offered to the public initially at $19.36 a share (the “Public Offering Price”), and to certain dealers selected by you at a price that represents a concession not in excess of $0.486 a share under the Public Offering Price.

6.          Payment and Delivery.  Payment for the Firm Shares shall be made to the Fund in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 A.M. (New York City time), on August 23, 2010, or at such other time on the same or such other date, not later than 10 business days after Closing Date, as shall be designated in writing by you.  The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Fund in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 A.M. (New York City time), on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in

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any event not later than October 15, 2010, as shall be designated in writing by you.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be.  The Firm Shares and Additional Shares shall be delivered to you through the facilities of DTC on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

7.          Conditions to the Underwriters’ Obligations.  The several obligations of the Underwriters are subject to the following conditions:

(a)        Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Fund, the Adviser or the Sub-Adviser from that set forth in the Time of Sale Prospectus that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)        The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of each of the Fund, the Adviser and the Sub-Adviser, to the effect that the representations and warranties of the Fund, the Adviser and the Sub-Adviser, respectively, contained in this Agreement are true and correct as of the Closing Date and that each of the Fund, the Adviser and the Sub-Adviser, respectively, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

Each officer signing and delivering such a certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)        Each of the Fund, the Adviser and the Sub-Adviser shall have performed all of their respective obligations to be performed hereunder on or prior to the Closing Date.

(d)        The Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special

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counsel for the Fund, dated the Closing Date, to the effect set forth in Exhibit A hereto.

(e)        The Underwriters shall have received on the Closing Date an opinion of the general counsel of the Adviser, dated the Closing Date, to the effect set forth in Exhibit B hereto.

(f)         The Underwriters shall have received on the Closing Date an opinion of Dechert LLP, counsel for the Sub-Adviser, dated the Closing Date, to the effect set forth in Exhibit C hereto.

(g)        The Underwriters shall have received on the Closing Date the favorable opinion of Davis Polk & Wardwell LLP, counsel for the Underwriters, dated the Closing Date, and covering such matters as the Underwriters shall reasonably request.

The opinions of Skadden, Arps, Slate, Meagher & Flom LLP, the general counsel of the Adviser and Dechert LLP described in Sections 7(d), 7(e) and 7(f) above, respectively, shall be rendered to the Underwriters at the request of the Fund, the Adviser and the Sub-Adviser, respectively, and shall so state therein.

(h)        The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Time of Sale Prospectus, provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(i)         The “lock up” agreements, each substantially in the form of Exhibit D hereto, between the Underwriters and officers of the Fund and the Adviser and the Sub-Adviser delivered to the Underwriters on or before the date hereof, shall be in full force and effect on the Closing Date.

(j)         All filings, applications and proceedings taken by the Fund in connection with the registration of the Shares under the Acts and the applicable Rules and Regulations shall be satisfactory in form and substance to you and counsel for the Underwriters.

(k)        No action, suit, proceeding, inquiry or investigation shall have been instituted or threatened by the Commission which would

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adversely affect the Fund’s standing as a registered investment company under the Investment Company Act or the standing of Claymore or FAMCO as a registered investment adviser under the Advisers Act.

(l)         The Shares shall have been duly authorized for listing on the New York Stock Exchange, subject only to official notice of issuance thereof.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Fund, the Adviser and the Sub-Adviser, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares, and officers’ certificates and opinions of Skadden, Arps, Slate, Meagher & Flom LLP, general counsel of the Adviser, Dechert LLP and Davis Polk & Wardwell LLP to the effect set forth above, except that such certificates and opinions shall be dated as of the applicable Option Closing Date and statements and opinions above contemplated to be given as of the Closing Date shall instead be made and given as of such Option Closing Date.

8.          Covenants of the Fund, the Adviser and the Sub-Adviser.  In further consideration of the agreements of the Underwriters herein contained, the Fund, the Adviser and the Sub-Adviser covenant and agree with each Underwriter as follows:

(a)        To notify you as soon as practicable, and confirm such notice in writing, (i) of the institution of any proceedings pursuant to Section 8(e) of the Investment Company Act and (ii) of the happening of any event during the period mentioned in Section 8(h) below which in the judgment of the Fund makes any statement in the Registration Statement the Time of Sale Prospectus, any Omitting Prospectus or the Prospectus untrue in any material respect or which requires the making of any change in or addition to the Registration Statement, the Time of Sale Prospectus, any Omitting Prospectus or the Prospectus in order to make the statements therein not misleading in any material respect.  If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement or an order pursuant to Section 8(e) of the Investment Company Act, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

(b)        To furnish to you in New York City, without charge, prior to 10:00 A.M. (New York City time) on the business day next succeeding the date of this Agreement and during the period mentioned in Section

21

8(d) below, as many copies of the Time of Sale Prospectus, Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(c)        Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 497 under the Securities Act any prospectus required to be filed pursuant to such Rule.

(d)        To furnish to you a copy of each proposed Omitting Prospectus to be prepared by or on behalf of, used by, or referred to by the Fund and not to use or refer to any proposed Omitting Prospectus to which you reasonably object.

(e)        If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus materially conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer materially conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f)         The Fund will use the net proceeds received by it from the sale of the Shares in the manner specified in the Time of Sale Prospectus.

(g)        The Fund, the Adviser and the Sub-Adviser will not take any action designed to cause or result in the manipulation of the price of any security of the Fund to facilitate the sale of Shares in violation of the

22

Acts and the applicable Rules and Regulations, or the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of Shares.

(h)        If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Fund) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

(i)         To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

(j)         To make generally available to the Fund’s security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Fund occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations, including Rule 158, of the Commission thereunder.

(k)        Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Fund, the Adviser and the Sub-Adviser under this Agreement, including: (i) the fees, disbursements and expenses of the Fund’s counsel and the Fund’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus supplement, the Time of Sale Prospectus, the Prospectus, and any Omitting Prospectus prepared

23

by or on behalf of, used by, or referred to by the Fund and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 8(i) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum, (iv) all filing fees and the reasonable disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by FINRA, (v) all costs and expenses incident to listing the Shares on the New York Stock Exchange, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Fund relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Fund and travel and lodging expenses of the representatives and officers of the Fund and any such consultants, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Fund hereunder for which provision is not otherwise made in this Section.  It is understood, however, that except as provided in this Section, Section 9 entitled “Indemnity and Contribution” and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

(l)         The Fund will not declare or pay any dividend or other distribution on any of the Common Shares unless a holder of such Common Shares that was not a holder of record until the close of business on October 14, 2010 would be entitled to receive the full amount thereof.

9.          Indemnity and Contribution.  (a)  (i) The Fund agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any

24

Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each agent or joint venture partner of any Underwriter and each director, officer, employee or affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any Omitting Prospectus, any preliminary prospectus supplement (including any statement of additional information incorporated therein by reference), the Time of Sale Prospectus, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Fund in writing by such Underwriter through you expressly for use therein.

(ii)           The Adviser agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each agent or joint venture partner of any Underwriter and each director, officer, employee or affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), caused by any untrue statement or alleged untrue statement of a material fact contained in the Adviser Information in the Registration Statement or any amendment thereof, any Omitting Prospectus, any preliminary prospectus supplement (including any statement of additional information incorporated therein by reference), the Time of Sale Prospectus, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state in the Adviser Information a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Fund or the Adviser in writing by such Underwriter through you expressly for use therein.  The Adviser will not be liable to any such indemnified party in any such case except to the extent that the Fund has failed to indemnify and hold harmless such indemnified party pursuant to paragraph (a)(i) in respect of such losses,

25

claims, damages or liabilities after such indemnified party has made a claim of the Fund.

(iii)          The Sub-Adviser agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each agent or joint venture partner of any Underwriter and each director, officer, employee or affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), caused by any untrue statement or alleged untrue statement of a material fact contained in the Sub-Adviser Information in the Registration Statement or any amendment thereof, any Omitting Prospectus, any preliminary prospectus supplement (including any statement of additional information incorporated therein by reference), the Time of Sale Prospectus, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state in the Sub-Adviser Information a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Fund or the Sub-Adviser in writing by such Underwriter through you expressly for use therein.  The Sub-Adviser will not be liable to any such indemnified party in any such case except to the extent that the Fund has failed to indemnify and hold harmless such indemnified party pursuant to paragraph (a)(i) in respect of such losses, claims, damages or liabilities after such indemnified party has made a claim of the Fund.

(b)        Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Fund, the Adviser, the Sub-Adviser, each of their respective directors, trustees or managers (as the case may be), and each officer of the Fund who signs the Registration Statement and each person, if any, who controls the Fund, the Adviser or the Sub-Adviser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Fund, the Adviser and the Sub-Adviser to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Fund in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus supplement (including any statement of additional information incorporated therein by reference), the Time of Sale Prospectus, any

26

Omitting Prospectus or Prospectus or any amendments or supplements thereto.

(c)   In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, all persons who are agents or joint venture partners of any Underwriter and all persons who are directors, officers, employees or affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Fund, its trustees, its officers who sign the Registration Statement and each person, if any, who controls the Fund within the meaning of either such Section, and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for each of the Adviser and the Sub-Adviser, together with their respective directors, trustees or managers, as the case may be, and each person, if any, who controls the Adviser or the Sub-Adviser within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Underwriters and such control persons and agents, joint venture partners, directors, officers, employees and affiliates of any Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and UBS Securities LLC.  In

27

the case of any such separate firm for the Fund, and such trustees, officers and control persons of the Fund, such firm shall be designated in writing by the Fund.  In the case of any such separate firm for the Adviser or the Sub-Adviser and their respective directors, trustees or managers, as the case may be, and their control persons, such firm shall be designated in writing by the Adviser or the Sub-Adviser, as the case may be. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request, such indemnifying party shall have received notice of the material terms of such settlement at least 30 days prior to such settlement being entered into and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)   To the extent the indemnification provided for in Section 9(a) or 9(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund, the Adviser and the Sub-Adviser on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(d)(i)  above but also the relative fault of the Fund, the Adviser and the Sub-Adviser on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or

28

liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Fund, the Adviser and the Sub-Adviser on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Fund and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares.  The relative fault of the Fund, the Adviser and the Sub-Adviser on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund, the Adviser or the Sub-Adviser or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Underwriters’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

(e)   The Fund, the Adviser and the Sub-Adviser and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 9(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

29

(f)    The indemnity and contribution provisions contained in this Section 10 and the representations, warranties and other statements of the Fund, the Adviser and the Sub-Adviser contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter, any agent or joint venture partner of any Underwriter or any director, officer, employee or affiliate of any Underwriter or by or on behalf of the Adviser or the Sub-Adviser, their officers or directors, trustees or managers or any person controlling the Adviser or the Sub-Adviser or by or on behalf of the Fund, its officers or trustees or any person controlling the Fund and (iii) acceptance of and payment for any of the Shares.

(g)   No party shall be entitled to indemnification under this Section 8 if such indemnification of such party would violate Section 17(i) of the Investment Company Act.

10.           Termination.  The Underwriters may terminate this Agreement by notice given by you to the Fund, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE Arca, NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Fund shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

11.           Effectiveness; Defaulting Underwriters.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be

30

obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter.  If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to you and the Fund for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Fund.  In any such case either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected.  If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default.  Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Fund, the Adviser or the Sub-Adviser to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Fund, the Adviser or the Sub-Adviser shall be unable to perform its obligations under this Agreement, the Fund, the Adviser and the Sub-Adviser, jointly and severally, will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

12.        Entire Agreement.  (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the

31

extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Fund, the Adviser and the Sub-Adviser and the Underwriters with respect to the preparation of any preliminary prospectus supplement, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b)   The Fund, the Adviser and the Sub-Adviser acknowledge that in connection with the offering of the Shares:  (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Fund, the Adviser, the Sub-Adviser or any other person, (ii) the Underwriters owe the Fund, the Adviser and the Sub-Adviser only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Fund, the Adviser and the Sub-Adviser.  The Fund, the Adviser and the Sub-Adviser waive to the full extent permitted by applicable law any claims any of them may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

13.        Counterparts.  This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

14.        Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

15.        Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

16.        Notices.  All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you in care of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention:  General Counsel; and UBS Securities LLC, 299 Park Avenue, New York, New York 10171, Attention: Syndicate Department, if to the Fund, shall be delivered, mailed or sent to 2455 Corporate West Drive, Lisle, Illinois 60532, Attention: Kevin M. Robinson, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 155 North Wacker Drive, Chicago, Illinois 60606, Attention: Thomas A. Hale; if to Claymore, shall be delivered, mailed or sent to 2455 Corporate West Drive, Lisle, Illinois 60532, Attention: Kevin M. Robinson; and if to FAMCO, shall be delivered, mailed or sent to 8235

32

Forsyth Boulevard, Suite 700, St. Louis, Missouri 63105, Attention: James Cunnane.

[Signature Pages Follow]

33

Very truly yours,

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

By:	/s/ Mark Mathiasen
	Name:	Mark Mathiasen
	Title:	Secretary

CLAYMORE ADVISORS, LLC

By:	/s/ Kevin Robinsons
	Name:	Kevin Robinson
	Title:	General Counsel

FIDUCIARY ASSET MANAGEMENT, LLC

By:	/s/ James J. Cunnane Jr.
	Name:	James J. Cunnane Jr.
	Title:	CIO

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:	Morgan Stanley & Co. Incorporated

By:	/s/ John D. Tyree
	Name:	John D. Tyree
	Title:	Managing Director

By:	Citigroup Global Markets Inc.

By:	/s/ Kevin Deignan
	Name:	Kevin Deignan
	Title:	Managing Director

By:	UBS Securities LLC

By:	/s/ John Key
	Name:	John Key
	Title:	Managing Director

By:	/s/ Sara Roccisano
	Name:	Sara Roccisano
	Title:	Director

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased
Morgan Stanley & Co. Incorporated	2,329,000
Citigroup Global Markets Inc.	1,144,950
UBS Securities LLC	776,050

Total:	4,250,000

I-1

SCHEDULE II

Omitting Prospectuses

1.                                       Retail Omitting Prospectus:

None.

2.                                       Press releases dated August 17, 2010 and August 18, 2010.

II-1

SCHEDULE III

Pricing Information

1.                                       Price per Share to the Public: $19.36

2.                                       Number of Shares Sold: 4,250,000

3.                                       Number of Additional Shares: 637,500

III-1

EXHIBIT A

Form of Opinions of

Skadden, Arps, Slate, Meagher & Flom LLP

August [23], 2010

Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC

as Representatives of the several Underwriters

c/o Morgan Stanley & Co. Incorporated
                                                1585 Broadway
                                                New York, New York 10036

Citigroup Global Markets Inc.
                                                388 Greenwich Street
                                                New York, New York 10013

UBS Securities LLC
                                                299 Park Avenue
                                                New York, New York 10171

Re:                               Fiduciary/Claymore MLP Opportunity Fund —
                                                Public Offering of Common Shares

Ladies and Gentlemen:

We have acted as special counsel to Fiduciary/Claymore MLP Opportunity Fund, a statutory trust (the “Trust”) created under the Delaware Statutory Trust Act (the “Delaware Statutory Trust Act”), in connection with the Underwriting Agreement, dated August 18, 2010 (the “Underwriting Agreement”), among you, as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), the Trust, Claymore Advisors, LLC (the “Investment Adviser”) and Fiduciary Asset Management, LLC (the “Sub-Adviser”) relating to the sale by the Trust to the Underwriters of [•] shares (the “Firm Shares”) of the Trust’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), and up to an additional [•] shares (the “Option Shares”) of the Trust’s Common Shares at the Underwriters’ option, to cover over-allotments.  The Firm Shares and the Option Shares are collectively referred to herein as the “Shares.”

This opinion is being furnished to you pursuant to Section 7(d) of the Underwriting Agreement.

In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

(a)                  the notification of registration of the Trust on Form N-8A, dated October 12, 2004 (the “1940 Act Notification”), as filed with the Securities and Exchange Commission (the “Commission”) on October 12, 2004, under the Investment Company Act of 1940, as amended (the “1940 Act”);

(b)                 the registration statement on Form N-2 (File Nos. 333-148949 and 811-21652) of the Trust relating to the Shares, filed with the Commission on January 30, 2008 under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, allowing for delayed offerings pursuant to Rule 415 under the Securities Act, and Pre-Effective Amendments No. 1 and No. 2 thereto, and Post-Effective Amendments No. 1 through No. 3 thereto, including the information deemed to be a part of the registration statement pursuant to Rule 430B of the General Rules and Regulations under the 1933 Act (the “1933 Act Rules and Regulations”), and the Notice of Effectiveness of the Commission posted on its website declaring Post-Effective Amendment No. 3 to such registration statement effective on August 5, 2010 (the “Notice of Effectiveness”) (such registration statement, as so amended at the time Post-Effective Amendment No. 3 thereto became effective, being hereinafter referred to as the “Registration Statement”);

(c)                  Post-Effective Amendment No. 4 to the Registration Statement, as filed with the Commission on August [18], 2010;

(d)                 the prospectus of the Trust, dated August 5, 2010, in the form filed with the commission on August [17], 2010 pursuant to Rule 497 of the 1933 Act Rules and Regulations, and the statement of additional information of the Trust, dated August 5, 2010, in the form filed with the Commission on August [6], 2010 pursuant to Rule 497 of the 1933 Act Rules and Regulations (collectively, the “Base Prospectus”);

(e)                  the preliminary prospectus supplement, dated August [17], 2010 (the “Preliminary Prospectus Supplement” and, together with the Base Prospectus, the “Preliminary Prospectus”), relating to the Shares in the form filed with the Commission on August [17], 2010 pursuant to Rule 497 of the 1933 Act Rules and Regulations;

(f)                    the prospectus supplement, dated August [18], 2010 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”), relating to the Shares in the form filed with the Commission on August [18], 2010 pursuant to Rule 497 of the 1933 Act Rules and Regulations;

(g)                 the certificate of Mark E. Mathiasen, Secretary of the Trust, dated the date hereof, a copy of which is attached as Exhibit A hereto (the “Officer’s Certificate”);

(h)                 the Certificate of Trust of the Trust, dated October 4, 2004, as certified by the Secretary of State of the State of Delaware;

(i)                     the Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”), dated October 4, 2004, as certified by the Secretary of the Trust;

(j)                     the Amended and Restated By-Laws of the Trust (the “By-Laws”), as certified by the Secretary of the Trust;

(k)                                  certain resolutions adopted on August 13, 2010 and August [17], 2010 by the Board of Trustees of the Trust and certain resolutions adopted on August [18], 2010 by a special committee of the Board of Trustees of the Trust, as certified by the Secretary of the Trust;

(l)                     copies of each of the Applicable Contracts (as defined below);

(m)               a certificate, dated August [17], 2010, and a bring-down certificate, dated August [20], 2010, from the Secretary of State of the State of Delaware as to the Trust’s creation, good standing and legal existence in the State of Delaware (collectively, the “Delaware Good Standing Certificate”); and

(n)                 the Underwriting Agreement.

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Trust and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Trust and others and such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies.  In making our examination of executed documents, we have assumed that the parties thereto, other than the Trust, had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents and the validity and binding effect thereof on such parties.  As to any facts material to the opinions expressed herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Trust and others and of public officials, including the facts set forth in the Officer’s Certificate.

As used herein, (i) “Applicable Contracts” means those agreements or instruments identified to us in the Officer’s Certificate as the agreements and instruments which are material to the business or financial condition of the Trust; (ii) “Applicable Laws” means the Delaware Statutory Trust Act and those laws, rules and regulations of the State of Delaware and of the State of New York and those federal laws of the United States of America, in each case that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement (other than the United States federal securities laws, state securities or blue sky laws, antifraud laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc.), without our having made any special investigation as to the applicability of any specific law, rule or regulation; (iii) “Governmental Authorities” means any court, regulatory body, administrative agency or governmental body of the State of Delaware or the State of New York or the United States of America having jurisdiction over the Trust under Applicable Laws; (iv) “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Trust pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration which may have become applicable as a result of the involvement of any party (other than the Trust) in the transactions contemplated by the Underwriting Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties; and (v)  “Applicable Orders” means those judgments, orders or decrees identified to us in the Officer’s Certificate.

The opinions set forth below are subject to the following further qualifications, assumptions and limitations:

(a)                  the opinion set forth in paragraph 1 below with respect to the status of the Trust as a statutory trust under the laws of the State of Delaware is based solely upon the Delaware Good Standing Certificate;

(b)                 we do not express any opinion as to the effect on the opinions expressed herein of (i) the compliance or noncompliance of any party to the Underwriting Agreement (other than with respect to the Trust to the extent necessary to render the opinions set forth herein) with any state, federal or other laws or regulations applicable to it or them or (ii) the legal or regulatory status or the nature of the business of any party (other than with respect to the Trust to the extent necessary to render the opinions set forth herein);

(c)                  in rendering the opinion set forth in paragraph 11 herein, we have relied solely on the Officer’s Certificate; we have not made any other inquiries or investigations or any search of the public docket records of any court, governmental agency or body or administrative agency.  In addition, we note that we have not been engaged by, nor have we rendered any advice to, the Trust in connection with any legal or governmental proceedings.  Accordingly, we do not have any special knowledge with respect to such matters; and

(d)                 our opinion set forth in paragraph 8 herein is based upon certain no-action letters published by the staff of the Commission. (the “Staff”).  We note that the no-action positions published by the Staff address only the specific facts in issue and generally express only the then-current enforcement position of the Staff; such no-action positions are of limited precedential nature and may not be relied upon as reflecting the state of the law at any subsequent time

We do not express any opinion as to the laws of any jurisdiction other than Applicable Laws and the federal securities laws of the United States of America to the extent specifically referred to herein.  Insofar as the opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, we have assumed, without having made any independent investigation, that such laws do not affect any of the opinions set forth herein.

The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1.                                       The Trust has been formed and is in good standing and has a legal existence as a statutory trust under the Delaware Statutory Trust Act.

2.                                       The Trust has the necessary power and authority under the Delaware Statutory Trust Act as a statutory trust to execute, deliver and perform all of its obligations under the Underwriting Agreement.  The execution and delivery by the Trust of the Underwriting Agreement and the consummation by the Trust of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Trust under the Delaware Statutory Trust Act.  The Underwriting Agreement has been duly executed and delivered by the Trust.

3.                                       The execution and delivery by the Trust of the Underwriting Agreement and the performance by the Trust of its obligations under the

Underwriting Agreement (including the issuance and sale of the Shares) in accordance with its terms, do not (i) conflict with the Declaration of Trust or By-Laws, or (ii) constitute a violation of, or a breach or default under, the terms of any Applicable Contract.  We do not express any opinion, however, as to whether the execution, delivery or performance by the Trust of the Underwriting Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Trust.

4.                                       Neither the execution, delivery or performance by the Trust of its obligations under the Underwriting Agreement (including the issuance and sale of the Shares) nor the compliance by the Trust with the terms and provisions thereof will contravene any provision of Applicable Law or the 1940 Act or the rules and regulations of the Commission under the 1940 Act in any material respect.

5.                                       No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution, delivery or performance of the Underwriting Agreement (including the issuance and sale of the Shares).

6.                                       Neither the execution, delivery or performance by the Trust of its obligations under the Underwriting Agreement nor compliance by the Trust with the terms and provisions thereof will contravene any Applicable Order.

7.                                       The Trust is registered with the Commission pursuant to Section 8 of the 1940 Act as a non-diversified, closed-end management investment company; and the Declaration of Trust and By-Laws comply in all material respects with the 1940 Act and the 1940 Act Rules and Regulations.

8.                                       The Trust is eligible to register securities for an offering to be made on a continuous or delayed basis in the future pursuant to Rule 415(a)(1)(x) under the 1933 Act.

9.                                       The Trust has an authorized capitalization as set forth in the Prospectus; the Shares have been duly authorized by all necessary action of the Trust under the Delaware Statutory Trust Act and, when issued to and paid for pursuant to the Underwriting Agreement, will be validly issued, fully paid and non-assessable (except as provided in the last sentence of Section 3.8 of the Declaration of Trust).

10.                                 No holders of outstanding Common Shares are entitled as such to any preemptive or other rights to subscribe for any Shares under any Applicable Contract, under the Declaration of Trust or the By-Laws or under the Delaware Statutory Trust Act.

11.                                 The statements set forth under the headings “Description of Capital Structure” and “Anti-Takeover Provisions in the Fund’s Governing Documents” in the Preliminary Prospectus and the Prospectus, insofar as such statements purport to summarize certain provisions of the 1940 Act, the Delaware Statutory Trust Act, the Common Shares or the Declaration of Trust, fairly summarize such provisions in all material respects.

12.                                 To our knowledge, there are no legal or governmental proceedings pending to which the Trust is a party that are required to be disclosed in the Prospectus pursuant to Item 12 of Form N-2 that are not so disclosed.

13.                                 The filing of the Prospectus pursuant to Rule 497 under the 1933 Act Rules and Regulations has been made in the manner and within the time period required by Rule 497 of the 1933 Act Rules and Regulations.

14.                                 To our knowledge, no notice from the Commission pursuant to Section 8(e) of the 1940 Act has been received by the Trust.

We have been advised by the Trust that the Shares have been authorized for listing, subject to official notice of issuance, on the New York Stock Exchange.

This opinion is furnished only to you as Representatives of the Underwriters and is solely for the Underwriters’ benefit in connection with the closing occurring today and the offering of the Shares, in each case pursuant to the Underwriting Agreement.  Without our prior written consent, this opinion may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires Shares or that seeks to assert your rights in respect of this opinion (other than an Underwriter’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

August [•], 2010

Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC

as Representatives of the several Underwriters

c/o Morgan Stanley & Co. Incorporated
                                                1585 Broadway
                                                New York, New York 10036

Citigroup Global Markets Inc.
                                                388 Greenwich Street
                                                New York, New York 10013

UBS Securities LLC
                                                299 Park Avenue
                                                New York, New York 10171

Re:                               Fiduciary/Claymore MLP Opportunity Fund—
Public Offering of Common Shares

Ladies and Gentlemen:

We have acted as special counsel to Fiduciary/Claymore MLP Opportunity Fund, a statutory trust created under the Delaware Statutory Trust Act (the “Company”), in connection with the Underwriting Agreement, dated August [•], 2010 (the “Underwriting Agreement”), among you, as representatives of the several underwriters named therein (the “Underwriters”), the Company, Claymore Advisors, LLC (the “Adviser”) and Fiduciary Asset Management, LLC, relating to the sale by the Company to the Underwriters of [•] shares (the “Firm Shares”) of the Company’s common stock, par value $.01 per share (the “Common Shares”), and up to an additional [•] shares (the “Option Shares”) of the Company’s Common Shares at the Underwriters’ option, to cover over-allotments. The Firm Shares and the Option Shares are collectively referred to herein as the “Shares.”

This opinion is being furnished to you pursuant to Section 7(d) of the Underwriting Agreement.

In connection with our opinion, we have examined and relied on originals or copies, certified or otherwise identified to our satisfaction, of the following:

(a)                                  the Company’s notification of registration on Form N-8A, dated October 12, 2004 (the “1940 Act Notification”), as filed with the Securities and Exchange Commission (the “Commission”) on October 12, 2004, under the Investment Company Act of 1940, as amended (the “1940 Act”);

(b)                                 the registration statement on Form N-2 (File Nos. 333-148949 and 811-21652) of the Company relating to the Shares, filed with the Commission on January 30, 2008 under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, allowing for delayed offerings pursuant to Rule 415 under the Securities Act, and Pre-Effective Amendments No. 1 and No. 2 thereto, and Post-Effective Amendments No. 1 through No. 3 thereto, including the information deemed to be a part of the registration statement pursuant to Rule 430B of the General Rules and Regulations under the 1933 Act (the “1933 Act Rules and Regulations”), and the Notice of Effectiveness of the Commission posted on its website declaring Post-Effective Amendment No. 3 to such registration statement effective on August 5, 2010 (the “Notice of Effectiveness”) (such registration statement, as so amended and declared effective, being hereinafter referred to as the “Registration Statement”);

(c)                                  Post-Effective Amendment No. 4 to the Registration Statement, as filed with the Commission on August [•], 2010;

(d)                                 the prospectus and statement of additional information of the Company, each dated August 5, 2010 (collectively, the “Base Prospectus”), in the form filed with the Commission on August [•], 2010 pursuant to Rule 497 of the 1933 Act Rules and Regulations;

(e)                                  the preliminary prospectus supplement, dated August [•], 2010, relating to the offering of the Shares, in the form filed with the Commission on August [•], 2010, pursuant to Rule 497 of the 1933 Act Rules and Regulations (including the Base Prospectus, the “Preliminary Prospectus”);

(f)                                    the final prospectus supplement, dated August [•], 2010, relating to the offering of the Shares, in the form filed with the Commission on August [•], 2010, pursuant to Rule 497 of the 1933 Act Rules and Regulations (including the Base Prospectus, the “Prospectus”);

(g)                                 an executed copy of the Underwriting Agreement; and

(h)                                 such other documents as we have deemed necessary or appropriate as a basis for the opinion set forth below.

Our opinion is conditioned on the initial and continuing accuracy of the facts, information and analyses set forth in such documents, certificates and records.

For purposes of our opinion, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed, photostatic or electronic copies, and the authenticity of the originals of such latter documents.  We have assumed that such documents, certificates, and records are duly authorized, valid, and enforceable.

In rendering our opinion, we have relied upon statements and representations of officers and other representatives of the Company, the Adviser and others, and we have assumed that such statements and representations are and will continue to be correct without regard to any qualification as to knowledge or belief.

Our opinion is based on the Internal Revenue Code of 1986, as amended, Treasury regulations promulgated thereunder, judicial decisions, published positions of the Internal Revenue Service and such other authorities as we have considered relevant, all as in effect on the date of this opinion and all of which are subject to change or differing interpretations (possibly with retroactive effect).  A change in the authorities upon which our opinion is based could affect the conclusions expressed herein.  There can be no assurance, moreover, that our opinion will be accepted by the Internal Revenue Service or, if challenged, by a court.

Based upon and subject to the foregoing, we are of the opinion that under current U.S. federal income tax law, although the discussion set forth in the Prospectus under the heading “Taxation” does not purport to discuss all possible U.S. federal income tax consequences of the purchase, ownership or disposition of the Shares, such discussion constitutes, in all material respects, a fair and accurate summary of the U.S. federal income tax consequences that are anticipated to be material to holders who purchase the Shares in the offering described in the Prospectus, subject to the qualifications set forth in such discussion.

Except as set forth above, we express no other opinion.  This opinion is furnished to you solely for your benefit in connection with the Underwriting Agreement and cannot be relied upon by any other person without our express written permission.

This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any legal developments (including any that have retroactive effect), any factual matters arising subsequent to the date hereof, or the impact of any information, document, certificate, record, statement, representation, covenant, or assumption relied upon herein that becomes incorrect or untrue.

Very truly yours,

August [23], 2010

Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC

as Representatives of the several Underwriters

c/o Morgan Stanley & Co. Incorporated
                                                1585 Broadway
                                                New York, New York 10036

Citigroup Global Markets Inc.
                                                388 Greenwich Street
                                                New York, New York 10013

UBS Securities LLC
                                                299 Park Avenue
                                                New York, New York 10171

Re:                               Fiduciary/Claymore MLP Opportunity Fund —
                                                Public Offering of Common Shares

Ladies and Gentlemen:

We have acted as special counsel to Fiduciary/Claymore MLP Opportunity Fund, a statutory trust (the “Trust”) created under the Delaware Statutory Trust Act (the “Delaware Statutory Trust Act”), in connection with the Underwriting Agreement, dated August [18], 2010 (the “Underwriting Agreement”), among you, as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), the Trust, Claymore Advisors, LLC (the “Investment Adviser”) and Fiduciary Asset Management, LLC (the “Sub-Adviser”) relating to the sale by the Trust to the Underwriters of [•] shares (the “Firm Shares”) of the Trust’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), and up to an additional [•] shares (the “Option Shares”) of the Trust’s Common Shares at the Underwriters’ option, to cover over-allotments.  The Firm Shares and the Option Shares are collectively referred to herein as the “Shares.”

This letter is being furnished to you pursuant to Section 7(d) of the Underwriting Agreement.

In the above capacity, we have reviewed (i) the registration statement on Form N-2 (File Nos. 333-148949 and 811-21652) of the Trust relating to the Shares, filed on January 30, 2008 with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”),  allowing for delayed offerings pursuant to Rule 415 under the Securities Act, and Pre-Effective Amendments No. 1 and No. 2 thereto, and Post-Effective Amendments No. 1 through No. 3 thereto, including the information deemed to be a part of the registration statement pursuant to Rule 430B of the General Rules and Regulations under the 1933 Act (the “1933 Act Rules and Regulations”), and the Notice of Effectiveness of the Commission posted on its website declaring Post-Effective Amendment No. 3 to such registration statement effective on August 5, 2010 (such registration statement, as so amended at the time Post-Effective Amendment No. 3 thereto became effective, being hereinafter referred to as the “Registration Statement”); (ii) Post-Effective Amendment No. 4 to the Registration Statement, as filed with the Commission on August [18], 2010; (iii) the prospectus of the Trust, dated August 5, 2010, in the form filed with the commission on August [17], 2010 pursuant to Rule 497 of the 1933 Act Rules and Regulations, and the statement of additional information of the Trust, dated August 5, 2010, in the form filed with the Commission on August [6], 2010 pursuant to Rule 497 of the 1933 Act Rules and Regulations (collectively, the “Base Prospectus”); (iv) the preliminary prospectus supplement, dated August [17], 2010 (the “Preliminary Prospectus Supplement” and, together with the Base Prospectus, the “Preliminary Prospectus”), relating to the offering of the Shares, in the form filed with the Commission on August [17], 2010 pursuant to Rule 497 of the 1933 Act Rules and Regulations; and (v) the prospectus supplement, dated August [18], 2010 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”), relating to the offering of the Shares, in the form filed with the Commission on August [18], 2010 pursuant to Rule 497 of the 1933 Act Rules and Regulations.

We have been orally advised by the staff of the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to our knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

In addition, we have participated in conferences with officers and other representatives of the Trust, the Investment Adviser, the Sub-Adviser, representatives of the independent registered public accounting firm of the Trust and you and your counsel at which the contents of the Registration Statement, the Prospectus and the General Disclosure Package (as defined below) and related matters were discussed.  We do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package and have made no independent check or verification thereof

(except to the limited extent referred to in paragraph [11] of our opinion to you dated the date hereof and in the [seventh] paragraph of our opinion to you dated the date hereof relating to certain federal income tax matters).

On the basis of the foregoing, (i) the Registration Statement, at the Effective Time (as defined below), and the Prospectus, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1933 Act Rules and Regulations, the 1940 Act and the General Rules and Regulations under the 1940 Act  (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement) and (ii) no facts have come to our attention that have caused us to believe that the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement).  In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the General Disclosure Package, as of the Applicable Time (as defined below), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement).

As used herein, “Effective Time” means the time of effectiveness of the Registration Statement for purposes of Section 11 of the 1933 Act, as such section applies to the respective Underwriters, “Applicable Time” means [•] a.m. (Eastern time) on August [18], 2010 and “General Disclosure Package” means the Preliminary Prospectus and the information included on Schedule III to the Underwriting Agreement, all considered together.

This letter is furnished only to you as Representatives of the Underwriters and is solely for the Underwriters’ benefit in connection with the closing occurring today and the offering of the Shares, in each case pursuant to the Underwriting Agreement.  Without our prior written consent, this letter may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires Shares or that seeks to assert your rights in respect of this letter (other than an Underwriter’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

EXHIBIT B

Form of Opinion of

General Counsel of the Adviser

CLAYMORE ADVISORS, LLC

2455 Corporate West Drive

Lisle, Illinois 60532

August [23], 2010

Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC

as Representatives of the several Underwriters

c/o Morgan Stanley & Co. Incorporated

1585 Broadway

New York, New York 10036

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

UBS Securities LLC

299 Park Avenue

New York, New York 10171

Re:	Fiduciary/Claymore MLP Opportunity Fund—
Public Offering of Common Shares

Ladies and Gentlemen:

I am General Counsel of Claymore Advisors, LLC (the “Adviser”) and am rendering my opinion in such capacity.  I have represented the Adviser in connection with the Underwriting Agreement, dated August [18], 2010 (the “Underwriting Agreement”), among you, as representative (the

“Representatives”) of the several underwriters named therein (the “Underwriters”), Fiduciary/Claymore MLP Opportunity Fund (the “Trust”), the Adviser and Fiduciary Asset Management, LLC (the “Sub-Adviser”) relating to the sale by the Trust to the Underwriters of [•] shares (the “Firm Shares”) of the Trust’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), and up to an additional [•] shares (the “Option Shares”) of the Trust’s Common Shares at the Underwriters’ option, to cover over-allotments. The Firm Shares and the Option Shares are collectively referred to herein as the “Shares.”

This opinion is being furnished to you pursuant to Section 7(e) of the Underwriting Agreement.

In rendering the opinions set forth herein, I have examined and relied on originals or copies of the following:

(e)      solely to the extent necessary to render the opinions set forth herein, the registration statement on Form N-2 (File Nos. 333-148949 and 811-21652) of the Trust relating to the Shares, filed with the Commission on January 30, 2008 under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, allowing for delayed offerings pursuant to Rule 415 under the Securities Act, and Pre-Effective Amendments No. 1 and No. 2 thereto, and Post-Effective Amendments No. 1 through No. 3 thereto, including the information deemed to be a part of the registration statement pursuant to Rule 430B of the General Rules and Regulations under the 1933 Act (the “1933 Act Rules and Regulations”), and the Notice of Effectiveness of the Commission posted on its website declaring Post-Effective Amendment No. 3 to such registration statement effective on August 5, 2010 (such registration statement, as so amended and declared effective, being hereinafter referred to as the “Registration Statement”), and Post-Effective Amendment No. 4 to the Registration Statement, as filed with the Commission on August [18], 2010;

(f)       the prospectus of the Trust, dated August 5, 2010, in the form filed with the commission on August [17], 2010 pursuant to Rule 497 of the 1933 Act Rules and Regulations, and the statement of additional information of the Trust, dated August 5, 2010, in the form filed with the Commission on August [6], 2010 pursuant to Rule 497 of the 1933 Act Rules and Regulations (collectively, the “Base Prospectus”);

(g)      the preliminary prospectus supplement, dated August [17], 2010 (the “Preliminary Prospectus Supplement” and, together with the Base Prospectus, the “Preliminary Prospectus”), relating to the Shares in the form filed with the Commission on August [17], 2010 pursuant to Rule 497 of the 1933 Act Rules and Regulations;

(h)      the prospectus supplement, dated August [18], 2010 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”), relating to the Shares in the form filed with the Commission on August [18], 2010 pursuant to Rule 497 of the 1933 Act Rules and Regulations;

(i)       a certificate, dated August [17], 2010, and a bring-down certificate, dated August [  ], 2010 from the Secretary of State of the State of Delaware as to the Adviser’s creation, good standing and legal existence in the State of Delaware (the “Delaware Certificate”);

(j)       a certificate, dated August [17], 2010, and a bring-down certificate, dated August [•], 2010 from the Secretary of State of the State of Illinois as to the Adviser’s good standing in the State of Illinois;

(k)      the Certificate of Formation of the Adviser, as certified by the Secretary of State of the State of Delaware;

(l)       the Limited Liability Company Agreement of the Adviser, as amended through the date hereof and currently in effect;

(m)     the Investment Advisory Agreement between the Trust and the Adviser dated as of  February 2, 2010 (the “Advisory Agreement”);

(n)      the Investment Sub-Advisory Agreement among the Trust, the Adviser and the Sub-Adviser dated as of  February 2, 2010 (the “Sub-Advisory Agreement”); and

(o)      the Underwriting Agreement.

I have also examined originals or copies, certified or otherwise identified to my satisfaction, of such records of the Adviser and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Adviser and others, and such other documents as I have deemed necessary or appropriate as a basis for the opinions set forth below.

In my examination, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies.  In making my examination of executed documents, I have assumed that the parties thereto, other than the Adviser had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents and the validity and binding effect thereof on such parties.  As to any facts material to the opinions expressed herein that I did not independently establish or verify, I have relied upon statements and representations of officers and other representatives of the Trust and the Adviser and others and of public officials.

I express no opinion as to the laws of any jurisdiction other than (i) the applicable laws of the State of Illinois, (ii) the Delaware Limited Liability Company Act and the applicable laws of the State of Delaware to the extent specifically referred to herein and (iii) the federal laws of the United States of America to the extent specifically referred to herein.  Insofar as the opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, I have assumed, without having made any independent investigation, that such laws do not affect any of the opinions set forth herein. I express no opinion with respect to the securities or “blue sky” laws of any state or with respect to the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect.

Based on the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:

1.             Based on the Delaware Certificate, the Adviser is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware, with all necessary power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Prospectus.

2.             Based on certificates of the Delaware Certificate and the Certificate of the Secretary of State of the State of Illinois, the Adviser is duly qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register and qualify does not have a material adverse effect on the ability of the Adviser to perform its obligations under the Underwriting Agreement, the Advisory Agreement, the Sub-Advisory Agreement.

3.             The Adviser is duly registered with the SEC as an investment adviser pursuant to Section 203 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and to my knowledge, no order of suspension or revocation of such registration has been issued by the SEC or proceedings therefor initiated by the SEC; the Adviser is not prohibited by the Advisers Act or the 1940 Act from acting under the Advisory Agreement as an investment adviser to the Trust.

4.             Each of the Underwriting Agreement, the Advisory Agreement and the Sub-Advisory Agreement has been duly authorized, executed and delivered by the Adviser.

5.             Neither the execution, delivery or performance of the Underwriting Agreement, the Advisory Agreement and the Sub-Advisory Agreement by the Adviser (A) results or will result in a material violation of the applicable laws of the State of Illinois or the applicable laws of the State of Delaware, the 1940 Act or the Adviser Act, (B) conflicts or will conflict with the limited liability company agreement or by-laws of the Adviser, (C) to my knowledge, constitutes or will constitute a material breach of or material default under any agreement or other instrument to which the Adviser is a party that is material to the Adviser, or (C) to my knowledge, results or will result in a material violation of any judgment, order or decree applicable to the Adviser.

6.             No consent, approval, authorization or order of, or registration or filing with, the Commission, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency, or official of the State of Delaware or the State of Illinois is required on the part of the Adviser for the execution, delivery and performance of the Underwriting Agreement, the Advisory Agreement and the Sub-Advisory Agreement by the Adviser, except (i) routine filings necessary in connection with the conduct of the Adviser’s business, (ii) such as have already been obtained under the 1933 Act, the 1940 Act and the rules and regulations thereunder, the 1933 Act Rules and Regulations and the rules and regulations of the New York Stock Exchange, (iii) filings as may be required under state securities laws and (iv) filings required to maintain corporate and similar standing and existence.

7.             To my knowledge, there is not pending or threatened any legal or governmental proceeding to which the Adviser is a party or to which the property of the Adviser is subject that are required to be disclosed in the Preliminary Prospectus or the Prospectus pursuant to Item 12 of Form N-2 that are not so disclosed.

In addition, I or members of the legal department of the Adviser under my supervision have participated in conferences with officers and other representatives of the Trust, the Adviser, the Sub-Adviser, representatives of the independent registered public accounting firm of the Trust and you and your counsel at which the contents of the General Disclosure Package (as defined below) and related matters were discussed.  I do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the General Disclosure Package and have made no independent check or verification thereof.

On the basis of the foregoing, no facts have come to my attention that have caused me to believe that the description of the Adviser in the General Disclosure Package, as of the Applicable Time (as defined below), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case I do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement).

As used herein, “Applicable Time” means [•] a.m. (Eastern time) on August [•], 2010 and “Disclosure Package” means the Preliminary Prospectus and the information included on Schedule III to the Underwriting Agreement, all considered together.

This opinion is furnished only to you as Representative of the Underwriters and is solely for the Underwriters’ benefit in connection with the closing occurring today and the offering of the Shares, in each case pursuant to the Underwriting Agreement.  Without my prior written consent, this opinion may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires Shares or that seeks to assert your rights in respect of this opinion (other than an Underwriter’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

Kevin M. Robinson
General Counsel

EXHIBIT C

Form of Opinion of

Dechert LLP

August [•], 2010

Morgan Stanley & Co. Incorporated

Citigroup Global Markets Inc.

UBS Securities LLC

As Representatives of the several Underwriters

c/o Morgan Stanley & Co. Incorporated	Citigroup Global Markets Inc.
1585 Broadway	388 Greenwich Street
New York, New York 10036	New York, New York 10013

UBS Securities LLC

299 Park Avenue

New York, New York 10171

Ladies and Gentlemen:

We are issuing this letter in our capacity as special counsel to Fiduciary Asset Management, LLC, a Missouri limited liability company (the “Sub-Adviser”), in connection with the transactions contemplated by the Underwriting Agreement dated August [•], 2010 (the “Underwriting Agreement”) by and among: (i) Fiduciary/Claymore MLP Opportunity Fund, a Delaware statutory trust (the “Fund”); (ii) Claymore Advisors, LLC, a Delaware limited liability company and the investment adviser to the Fund (the “Adviser”); (iii) the Sub-Adviser; (iv) Morgan Stanley & Co. Incorporated; (v) Citigroup Global Markets Inc.; and (vi) UBS Securities LLC, as representatives of the underwriters named in Schedule I to the Underwriting Agreement (collectively, the “Underwriters”).  This opinion is given pursuant to Section 7(f) of the Underwriting Agreement.  Except as otherwise indicated, capitalized terms used in this letter have the meanings given to them in the Underwriting Agreement.

As to matters of fact relating to our opinions, we have relied upon representations of the parties (including those representations made in the Underwriting Agreement), representations made by the Sub-Adviser, and statements of public officials, and we have examined originals, or certified copies or otherwise identified to our satisfaction, of the following documents (hereinafter collectively referred to as the “Documents”), without independent verification of the accuracy of such representations or of the information contained in the Documents:

(a) The Underwriting Agreement, certified as of the date hereof by an officer of the Sub-Adviser;

(b) The Fund’s Registration Statement (File Nos. 333-148949 and 811-21652) on Form N-2, as filed with the Securities and Exchange Commission (the “Commission”) and all amendments thereto, and the related forms of preliminary prospectus and Prospectus included therein, in the form in which they were transmitted to the Commission under the Securities Act of 1933, as amended (the “Securities Act”)  and the Investment Company Act of 1940, as amended (the “Investment Company Act”) (The Securities Act and the Investment Company Act are collectively referred to herein as the “Acts” and the rules and regulations promulgated under the Acts are collectively referred to as the “Rules and Regulations”);

(c) The Amended Articles of Organization of the Sub-Adviser, certified as of the date hereof by an officer of the Sub-Adviser;

(d) The Amended and Restated Operating Agreement dated January 1, 2001 of the Sub-Adviser (the “Operating Agreement”), certified as of the date hereof by an officer of the Sub-Adviser;

(e) A certificate of the Secretary of State of the State of Missouri as to the creation and good standing of the Sub-Adviser, dated as of a recent date;

(f) The written consent of the Managing Member of the Sub-Adviser, Piper Jaffray Investment Management, Inc., dated August 17, 2010 authorizing certain actions be taken on behalf of the Sub-Adviser with respect to the Underwriting Agreement and the Sub-Advisory Agreement, certified as of the date hereof by an officer of the Sub-Adviser;

(g) The Investment Advisory Agreement between the Fund and the Adviser, dated February 2, 2010, certified as of the date hereof by an officer of the Sub-Adviser;

(h) The Sub-Advisory Agreement between the Fund, the Adviser and the Sub-Adviser, dated February 2, 2010 (the “Sub-Advisory Agreement”), certified as of the date hereof by an officer of the Sub-Adviser;

(i) The Sub-Adviser’s registration statement (File No. 801-46751) on Form ADV, as currently filed with the Commission;

(j) Certificates executed by officers of the Sub-Adviser, dated as of the date hereof; and

(k) Such other documents and matters as we may have deemed necessary or appropriate to express the opinion set forth below, subject to the assumptions, limitations and qualifications stated herein.

In making such examination and rendering the opinions set forth below, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such documents.  We also have assumed that each individual executing any of the Documents (hereinafter defined) on behalf of a party (other than the Sub-Adviser) is duly authorized to do so, and that each of the parties (other than the Sub-Adviser) executing any of the Documents has duly and validly executed and delivered each of the Documents to which such party is a signatory, and such party’s obligation set forth therein are legal, valid and binding and are enforceable in accordance with all stated terms.  We have further assumed that there has been no oral or written modification of or amendment to any of the Documents, by action or omission of the parties or otherwise.

Any references to “our knowledge,” the “best of our knowledge” or “matters known to us,” or any variation thereof, shall mean the conscious awareness, as to the existence or absence of any facts that would contradict the opinions so expressed, of those attorneys of this firm who have rendered substantive attention to the transaction to which this opinion relates.  Other than as set forth herein, we have not undertaken, for purposes of this opinion, any independent investigation to determine the existence or the absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Sub-Adviser.  Moreover, we have not searched the dockets of any court, administrative body, agency or other filing office in any jurisdiction.

Based on, and subject to, the foregoing, the qualifications and assumptions set forth herein and such examination of law as we have deemed necessary, it is our opinion that:

(i) the Sub-Adviser has been duly formed, is validly existing as a limited liability company in good standing under the laws of the State of Missouri, has the limited liability company power and authority to conduct its business in all material respects as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the ability of the Sub-Adviser to perform its obligations under the Sub-Advisory Agreement or the Underwriting Agreement;

(ii) the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Sub-Advisory Agreement as a sub-adviser to the Fund as contemplated by the Prospectus, and, to the best of our knowledge, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission;

(iii) each of the Sub-Advisory Agreement and the Underwriting Agreement has been duly authorized, executed and delivered by the Sub-Adviser and complies with all applicable provision of the Acts, the Advisers Act and the applicable Rules and Regulations.  Each of the Sub-Advisory Agreement and the Underwriting Agreement is a valid and binding agreement of the Sub-Adviser, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and by equitable principles of general applicability;

(iv) the execution and delivery by the Sub-Adviser of, and the performance by the Sub-Adviser of its obligations under, the Underwriting Agreement will not contravene any provision of the Sub-Advisory Agreement;

(v) the execution and delivery by the Sub-Adviser of, and the performance by the Sub-Adviser of its obligations under, the Sub-Advisory Agreement and the Underwriting Agreement will not contravene any provision of applicable U.S. or State of New York law or the Operating Agreement of the Sub-Adviser, or, to the best of our knowledge, any judgment, order or decree of any U.S. or State of New York governmental body, agency or court having jurisdiction over the Sub-Adviser;

(vi) no consent, approval or authorization, or order of, or qualification with, any U.S. or State of New York governmental body or agency is required for the performance by the Sub-Adviser of its obligations under the Sub-Advisory Agreement or the Underwriting Agreement, except such as may be required by the Acts, the Advisers Act, the applicable Rules and Regulations, the Securities Exchange Act of 1934, as amended, or the rules and regulations thereunder, and such as may be required by the securities or Blue Sky laws of the various states in connection with the issue and sale of the Shares; and

(vii) To the best of our knowledge, there are no legal or governmental proceedings pending or threatened to which the Sub-Adviser is a party or to which any of the properties of the Sub-Adviser is subject that are required to be disclosed in the Time of Sale Prospectus pursuant to Item 12 of Form N-2 that are not so disclosed; or statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

We have not checked the accuracy and completeness of or otherwise verified, and, except as provided in paragraph (vii) above, are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus.  We have participated in conferences with representatives of the Sub-Adviser at which the contents of the Registration Statement, the Time of Sale Prospectus and Prospectus were discussed.  No facts have come to our attention that cause us to believe that the description of the Sub-Adviser and its business, and the statements attributable to the Sub-Adviser, in the Time of Sale Prospectus at the Applicable Time (defined below), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein). The Applicable Time means August [•], 2010.

We do not express any opinion as to matters governed by any laws other than the federal laws of the United States of America and the laws of the State of New York that in each case are normally applicable to transactions of the type contemplated by the Underwriting Agreement by closed-end registered management investment companies registered under the Investment Company Act.  We also express no opinion as to the governing state law of any agreement except as to the laws of the State of New York.  We advise you that issues addressed by this letter may be governed in whole or in part by other laws, but we express no opinion as to whether any relevant difference exists between the laws upon which our opinions are based and any other laws which may actually govern.  In particular, we note that the Sub-Adviser was formed under the laws of the State of Missouri and that the Sub-Advisory Agreement is governed by the laws of the State of Delaware.  We are not licensed to practice law in the State of Missouri or Delaware.  As to matters involving the application of Missouri law, we have, with your permission, relied upon the opinion of The Lowenbaum Partnership, L.L.C.  Further, with your permission, we assumed without independent verification that the laws of the State of Delaware on the matters addressed herein are substantially the same as the laws of the State of New York on matters to which Delaware law applies.

For purposes of each opinion in Paragraph (ii), we have relied exclusively upon representations by the Sub-Adviser set forth in the Officer’s Certificate attached hereto as Annex I and oral confirmation from the staff of the

Commission that the Sub-Adviser’s registration as an investment adviser under the Advisers Act remained in effect as of August [•], 2010.

We express no opinion with respect to the enforceability of waivers of rights or defenses or any indemnification or contribution provisions contained in any agreement or instrument.

We do not express any opinion as to any provision with respect to the enforceability of the choice of law provisions of the Underwriting Agreement and the Sub-Advisory Agreement.

The opinions expressed herein are limited to the matters specifically set forth herein and no other opinion shall be inferred beyond the matters expressly stated.  This opinion speaks only as of the date hereof.  We assume no obligation to advise the addressees (or any third party) of any changes in the law, documentation or facts that may occur after the date of this opinion letter.

The opinions expressed herein are solely for your benefit in connection with the transactions contemplated by the Underwriting Agreement and, without our express written consent, neither our opinion nor this opinion letter may be assigned or provided to or relied upon by any other person or by you for any other purpose.

Very truly yours,

EXHIBIT D

Form of Lock up Letter

August [•], 2010

Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC

c/o Morgan Stanley & Co. Incorporated

1585 Broadway

New York, NY  10036

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

UBS Securities LLC

299 Park Avenue

New York, New York 10171

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and UBS Securities LLC (the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Fiduciary/Claymore MLP Opportunity Fund, a statutory trust organized under the laws of the State of Delaware (the “Fund”), providing for the public offering (the “Public Offering”) by the several Underwriters, including the Representatives (the “Underwriters”), of the common shares of beneficial interest, par value $0.01 per share, of the Fund (the “Common Shares”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of each of the Representatives on behalf of the Underwriters, the undersigned will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange

Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to Common Shares or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Shares or other securities acquired in such open market transactions or (b) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Shares, provided that such plan does not provide for the transfer of Common Shares during the restricted period and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be required of or voluntarily made by or on behalf of the undersigned or the Fund.  In addition, the undersigned agrees that, without the prior written consent of each of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any Common Shares or any security convertible into or exercisable or exchangeable for Common Shares.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Fund’s transfer agent and registrar against the transfer of the undersigned’s Common Shares except in compliance with the foregoing restrictions.

If:

(1)  during the last 17 days of the restricted period the Fund issues an earnings release or material news or a material event relating to the Fund occurs; or

(2)  prior to the expiration of the restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period,

the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial restricted period unless the undersigned requests and receives prior written confirmation from the Fund or the Representatives that the restrictions imposed by this agreement have expired.

The undersigned understands that the Fund and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering.  The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions.  Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Fund and the Underwriters.

Very truly yours,

(Name)

(Address)